                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                                   ----------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                         (State or other jurisdiction of
                                 Incorporation)

                                     0-27918
                            (Commission File Number)

                                   13-3070826
                        (IRS Employer Identification No.)

                                2511 GARDEN ROAD
                              BUILDING A, SUITE 200
                              MONTEREY, CALIFORNIA
                    (Address of principal executive offices)

                                      93940
                                   (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     See "Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" for a description of (i) the Indenture, dated as of August 26, 2004 (the "Senior Notes Indenture"), among Century Aluminum Company ("Century"), as issuer, the guarantors party thereto (the "Guarantors") and Wilmington Trust Company, as trustee, governing the terms of Century's 7 1/2% Senior Notes due August 15, 2014 ("Senior Notes") and (ii) the Registration Rights Agreement, dated as of August 26, 2004 (the "Registration Rights Agreement"), among Century, the Guarantors and Credit Suisse First Boston LLC, as representative of the initial purchasers set forth therein.

      The initial purchasers party to the Registration Rights Agreement and their affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking and investment banking services for Century in the ordinary course of business, for which they received or will receive customary fees. Credit Suisse First Boston LLC acted as dealer manager and solicitation agent in connection with Century's tender offer and consent solicitation for its 11 3/4% senior secured first mortgage notes due 2008 ("First Mortgage Notes") Credit Suisse First Boston LLC, Banc of America Securities LLC and Goldman, Sachs & Co. were initial purchasers in connection with Century's recent private offering of $175.0 million aggregate principal amount of its 1.75% Convertible Senior Notes due August 1, 2024 ("Convertible Senior Notes"). Affiliates of Credit Suisse First Boston LLC and Banc of America Securities LLC are lenders under Century's revolving credit facility. Affiliates of the initial purchasers may also participate in a new senior term loan facility to be entered into by one of Century's subsidiaries, Nordural hf, an Icelandic company that owns and operates the Nordural facility, a primary aluminum reduction facility located in Grundartangi, Iceland.

      Wilmington Trust Company, which is the trustee under the Senior Notes Indenture, is also the trustee under (i) the Indenture, dated as of April 2, 2001 (as supplemented, the "First Mortgage Notes Indenture"), among Century, the guarantors party thereto and Wilmington Trust Company, as trustee, governing the terms of Century's First Mortgage Notes and (ii) the Indenture, dated as of August 9, 2004, between Century, as issuer, and Wilmington Trust Company, as trustee, governing the terms of Century's Convertible Senior Notes.

      In connection with Century's tender offer and consent solicitation for its First Mortgage Notes, Century, the guarantors party to the First Mortgage Notes Indenture and Wilmington Trust Company, as trustee, entered into the Third Supplemental Indenture, dated as of August 6, 2004 (the "Third Supplemental Indenture"), which supplements the First Mortgage Notes Indenture. A copy of the Third Supplemental Indenture is attached to this Current Report on Form 8-K as
Exhibit 4.3. Century's tender offer and consent solicitation for its First Mortgage Notes expired at 10:00 am, New York City time, on August 26, 2004, and Century purchased $315,055,000 in aggregate principal amount of the First Mortgage Notes validly tendered in the tender offer and not withdrawn prior to the expiration date. Following the purchase of the First Mortgage Notes accepted in the tender offer, $9,945,000 in aggregate principal amount of the First Mortgage Notes remain outstanding and are scheduled to mature on April 15, 2008.

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      The Third Supplemental Indenture, which became operative after the First
Mortgage Notes tendered and not validly withdrawn were accepted for payment, amended the First Mortgage Notes Indenture to eliminate substantially all of the restrictive covenants and certain default provisions contained in the First Mortgage Notes Indenture, which governs the remaining outstanding First Mortgage Notes. The Third Supplemental Indenture, among other things, (i) eliminated or modified certain events of default with respect to the First Mortgage Notes (not including events of default relating to the failure to pay principal of and interest on the First Mortgage Notes) and (ii) eliminated covenants in the First Mortgage Notes Indenture that limit Century and its subsidiaries' ability to incur indebtedness, grant liens, make investments, make payments in respect of capital stock and subordinated debt, transact business with affiliates, and engage in mergers, consolidations and sales of assets.

      The description of the provisions of the Third Supplemental Indenture set forth above is qualified in its entirety by reference to the full and complete terms contained in the Third Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.3.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      On August 26, 2004, Century closed on the sale of $250.0 million aggregate principal amount of its Senior Notes in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended. A portion of the net proceeds from the sale of the Senior Notes and from the sale of the Convertible Notes was used to finance Century's tender offer and consent solicitation for its First Mortgage Notes. In addition to funding the purchase of the First Mortgage Notes tendered pursuant to the tender offer and related premiums, fees and expenses, Century expects to use any remaining net proceeds from the sale of the Senior Notes and from the sale of the Convertible Notes for general corporate purposes, including to fund a portion of the costs related to the ongoing expansion of Century's Nordural facility and to redeem or repurchase any untendered First Mortgage Notes.


      Under the Senior Notes Indenture, Century issued the Senior Notes which bear interest at 71/2% per annum on the principal amount from August 26, 2004, payable semi-annually in arrears in cash on February 15 and August 15 of each year, beginning February 15, 2005. The Senior Notes will mature on August 15, 2014. The Senior Notes are senior unsecured obligations and rank, in right of payment, the same as all of Century's existing and future senior unsecured indebtedness, including Century's Convertible Notes. Century's obligations under the Senior Notes are guaranteed by all of Century's substantial existing and future domestic restricted subsidiaries. On or after August 15, 2009, Century may redeem any of the Senior Notes, in whole or in part, at an initial redemption price equal to 103.75% of the principal amount, plus accrued and unpaid interest. The redemption price will decline each year after 2009 and will be 100% of the principal amount, plus accrued and unpaid interest, beginning on August 15, 2012. In addition, before August 15, 2007, Century may redeem up to 35% of the aggregate principal amount of the Senior Notes with the proceeds of public offerings of certain of Century's capital stock at 107.5% of their principal amount, plus accrued and unpaid interest. Upon a Change of Control (as defined in the Senior Notes Indenture), Century will be required to make an offer to purchase the Senior Notes at a purchase price equal to 101% of the outstanding principal amount of the Senior Notes on the date of the purchase, plus accrued interest to the date of purchase. Upon receipt of excess proceeds equal to or exceeding $10.0 million from certain asset sales, Century will be required, within 30 days, to make an offer to purchase all or a portion of the Senior Notes at a purchase price equal to 100% of the principal amount, plus accrued interest to the date of the purchase. If the offer to purchase is for less than all of the outstanding Senior Notes and Senior Notes in an aggregate principal amount in excess of the purchase amount are tendered and not withdrawn pursuant to the offer, Century will purchase Senior

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Notes having an aggregate principal amount equal to the purchase amount on a pro rata basis, with adjustments so that only Senior Notes in multiples of $1,000 principal amount will be purchased.

      The Senior Notes Indenture contains certain covenants that restrict Century's ability and the ability of certain of Century's subsidiaries to: (i) incur additional indebtedness; (ii) create liens; (iii) pay dividends or make distributions in respect of capital stock; (iv) purchase or redeem capital stock; (v) make investments or certain other restricted payments; (vi) sell assets; (vii) issue or sell stock of certain subsidiaries; (viii) enter into transactions with shareholders or affiliates; or (ix) effect a consolidation or merger. These limitations are subject to a number of important qualifications and exceptions. Certain of the covenants would cease to apply from and after the date that the Senior Notes are rated investment grade. Upon an Event of Default (as defined in the Senior Notes Indenture), the trustee or the holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding, may, and the trustee at the request of such holders is required to, declare the principal of and accrued interest on the Senior Notes to be immediately due and payable. Upon a declaration of acceleration, such principal and interest will become immediately due and payable.

      Under the Registration Rights Agreement, Century and the Guarantors agreed to file a registration statement to register notes similar to the Senior Notes with the Securities and Exchange Commission as part of an offer to exchange notes that generally are freely transferable for the Senior Notes. Century and the Guarantors agreed to use their respective best efforts to cause the exchange offer to be completed or, in certain circumstances, a shelf registration statement declared effective, within 210 days after August 26, 2004. If this requirement is not met, the interest on the Senior Notes will increase by a per annum rate of 0.5% until the requirement is met.

      The Senior Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.

      The description of the provisions of the Senior Notes Indenture and the Registration Rights Agreement set forth above is qualified in its entirety by reference to the full and complete terms contained in the Senior Notes Indenture and the Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively.

ITEM 8.01. OTHER EVENTS

      On August 26, 2004, Century issued a press release announcing that its tender offer and consent solicitation for its First Mortgage Notes expired at 10:00am, New York City time, on August 26, 2004, and that it had purchased $315,055,000 in aggregate principal amount of the First Mortgage Notes validly tendered in the tender offer and not withdrawn prior to the expiration date.

      The description of the press release set forth above is qualified in its entirety by reference to the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

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
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

      The following exhibits are filed with this report:

Exhibit Number                Description
--------------                -----------
          4.1                 Indenture, dated as of August 26, 2004, among
                              Century Aluminum Company, as issuer, the
                              guarantors party thereto and Wilmington Trust
                              Company, as trustee.

          4.2                 Registration Rights Agreement, dated as of August
                              26, 2004, among Century Aluminum Company, each of the guarantors party thereto and Credit Suisse
                              First Boston LLC, as representative of the initial purchasers set forth therein.

          4.3                 Third Supplemental Indenture, dated as of August
                              6, 2004, among Century Aluminum Company, the guarantors party thereto and Wilmington Trust
                              Company, as trustee, which supplements the Indenture, dated as of April 2, 2001, among Century Aluminum Company, the guarantors party thereto and Wilmington Trust Company, as trustee, relating to Century Aluminum Company's 113/4% senior secured first mortgage notes due 2008.

         99.1 Press Release, dated August 26, 2004, announcing the completion of Century Aluminum Company's tender offer and refinancing of indebtedness.

      This Current Report on Form 8-K together with the information in Exhibit
99.1 may contain "forward-looking statements" within the meaning of U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CENTURY ALUMINUM COMPANY

Date:   August 31, 2004                 By:       /s/ Gerald J. Kitchen
     ---------------------                 -------------------------------------
                                             Name:  Gerald J. Kitchen
                                             Title: Executive Vice President,
                                                    General Counsel, Chief
                                                    Administrative Officer and
                                                    Secretary

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
                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
          4.1                 Indenture, dated as of August 26, 2004, among
                              Century Aluminum Company, as issuer, the
                              guarantors party thereto and Wilmington Trust
                              Company, as trustee.

          4.2                 Registration Rights Agreement, dated as of August
                              26, 2004, among Century Aluminum Company, each of the guarantors party thereto and Credit Suisse
                              First Boston LLC, as representative of the initial purchasers set forth therein.

          4.3                 Third Supplemental Indenture, dated as of August
                              6, 2004, among Century Aluminum Company, the guarantors party thereto and Wilmington Trust
                              Company, as trustee, which supplements the Indenture, dated as of April 2, 2001, among Century Aluminum Company, the guarantors party thereto and Wilmington Trust Company, as trustee, relating to Century Aluminum Company's 113/4% senior secured first mortgage notes due 2008.

         99.1 Press Release, dated August 26, 2004, announcing the completion of Century Aluminum Company's tender offer and refinancing of indebtedness.

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